SUNAMERICA EQUITY FUNDS

      Supplement to the Prospectus dated January 27, 1995


     The first sentence of the second paragraph under the section entitled "Portfolio Managers" on page 24 of the Prospectus has been revised as the following:

               Stanton J. Feeley has served as 1)
          portfolio manager of the Balanced Assets Fund
          and Blue Chip Growth Fund since February
          1992, 2) portfolio manager of the domestic
          equity component of the Global Balanced Fund
          since the inception date of June 15, 1994, 3)
          co-portfolio manager of the Growth and Income
          Fund since the inception date of July 1,
          1994; and will be serving as       4)
          portfolio manager of the Small Company Growth
          Fund as of October 1995.


     The sixth paragraph under the section entitled "Portfolio
Managers" on page 24 of the Prospectus has been deleted.



October 17, 1995